March 15, 2018 Creating a Leading National Water Utility   Exhibit 99.2

Safe Harbor Statement Forward Looking Statements This document contains forward-looking statements within the meaning of the Private Litigation Reform Act of 1995, as amended.  Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology.   The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from the shareholders of Connecticut Water or the stockholders of SJW Group for the transaction are not obtained; (2) the risk that the regulatory approvals required for the transaction are not obtained, or that in order to obtain such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; (3) the risk that the anticipated tax treatment of the transaction is not obtained; (4) the effect of water, utility, environmental and other governmental policies and regulations; (5) litigation relating to the transaction; (6) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (7) risks that the proposed transaction disrupts the current plans and operations of Connecticut Water or SJW Group; (8) the ability of Connecticut Water and SJW Group to retain and hire key personnel; (9) competitive responses to the proposed transaction; (10) unexpected costs, charges or expenses resulting from the transaction; (11) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (12) the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses; and (13) legislative and economic developments.  These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction.    In addition, actual results are subject to other risks and uncertainties that relate more broadly to SJW Group’s overall business, including those more fully described in SJW Group’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2017, and Connecticut Water’s overall business and financial condition, including those more fully described in Connecticut Water’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2017 (which will be filed today).  Forward looking statements are not guarantees of performance, and speak only as of the date made, and neither SJW Group or its management nor Connecticut Water or its management undertakes any obligation to update or revise any forward-looking statements. 2

Agenda Transaction Overview & Rationale The New SJW Group Financial Profile Timeline & Summary

Transaction overview & RATIONALE

Creating a Leading National Water Utility

Multistate Presence


SJW states of operation
CTWS states of operation
Corporate headquarters
New England headquarters

Transaction Highlights

- SJW Group (NYSE:SJW) and Connecticut Water Service, Inc. (Nasdaq:CTWS) announcing all-stock merger
- Implied premium of 18% to current CTWS share price
  - Pro forma ownership: ~60% SJW / ~40% CTWS
  - Transaction expected to close by year-end 2018
- Creates 3rd largest investor-owned water and wastewater utility with footprint across four states
- EPS accretive to both companies in first year post-closing, increasing to mid-to-high single-digit percentage accretion in subsequent years
- Enhanced growth platform as a result of increased scale, geographic diversity and strong financial foundation
- Improves cash flow stability and maintains commitment to strong "A" credit profile

SJW Group | Connecticut Water

5

SJW + CTWS: 3rd Largest Water and Wastewater Utility Investor-Owned Water Utilities by Rate Base3 ($B) 1 Source: SEC filings, FactSet as of 03/14/2018 2 Pro forma enterprise value based on standalone SJW enterprise value and CTWS enterprise value at the 1.1375x exchange-ratio 3 Source: 2017 rate base per company investor presentations and regulatory filings. 2017 net utility plant from SEC filings used in lieu of rate base for MSEX and ARTNA due to lack of recent rate base disclosure Investor-Owned Water Utilities by Enterprise Value1 ($B) $21.9 $11.6 2

Compelling Strategic Rationale Strategic Benefits and Industrial Logic Incremental scale creates a significantly stronger platform for long-term water utility growth Diversifies utility footprint spanning four states with constructive regulatory mechanisms in each Combines best-in-class operational and customer service practices Strengthens position as an industry leader to affect positive changes in federal and state water utility policies Enhances value proposition as combined company is better-positioned to identify and compete for attractive growth opportunities Investor Benefits Accretive to EPS in first full year, increasing to mid-to-high single-digit percentage accretion thereafter Significant rate base expansion expected to drive long-term EPS growth SJW’s attractive dividend policy supported by more diverse and stable earnings Immediate dividend uplift of approximately 7% for CTWS shareholders1 Substantial upfront value to shareholders with 18% premium to current CTWS share price Financial and operational scale improves cost of capital, market access and liquidity Combines leadership teams with strong records of strategic execution and value creation 1 Based on CTWS’ latest disclosed quarterly cash dividend of $0.2975 per common share ($1.19 per share annualized)

Customer Benefits Steadfast Commitment to Customers, the Environment, Employees and Communities We Serve Continued Environmental Focus Environmental stewardship remains a core value for both organizations Combined company will continue to demonstrate industry leadership in its efforts to promote water conservation and protect valuable lands and water resources Shared environmental ethic will further reduce the environmental footprint as the combined company looks for opportunities to improve sustainable business practices Commitment to Employees Company to retain a passionate, dedicated team of locally-based employees and leadership Combined company headquarters in San Jose, CA with New England headquarters in Clinton, CT New opportunities for employee growth and development as part of a larger, more diverse organization No merger-related layoffs or significant changes in compensation or benefit packages planned Dedication to Communities Company to maintain strong community ties and participation in local events and organizations Continued focus on supporting economic development with investments in growth, safety and reliability in the communities served Longstanding commitments to outstanding customer service, enhanced by sharing of best practices, operational expertise and more extensive resources Customers will continue to be served by local employees and leadership teams with utilities operating under existing brands and values Enhances customer service capabilities in New England with SJW Group’s leading IT systems

Transaction Overview Key Terms SJW and CTWS to merge in stock-for-stock transaction CTWS shareholders will receive 1.1375 SJW shares for each CTWS share (equivalent to $61.86 per share) Pro forma ownership: ~60% SJW / ~40% CTWS Combined company expects to pursue a share repurchase program of up to $100 million, subject to the closing of the transaction, market conditions and Board approval at the time Management & Governance Eric Thornburg to serve as Chairman, President and CEO David Benoit to serve as President of the New England Region Board representation: seven (7) nominated by SJW and five (5) nominated by CTWS Lead independent director to be designated by CTWS Dividend Maintain SJW current annual dividend per share and policy Results in dividend per share uplift for CTWS shareholders Approvals and Timing Closing expected by year-end 2018 Subject to SJW and CTWS shareholder approval Subject to approvals from the Connecticut Public Utilities Regulatory Authority, the Maine Public Utilities Commission, the Federal Communications Commission, and the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act

The new SJW Group

Significantly Larger Utility Platform + Enterprise Value1 ($B) Connections Rate Base ($B) $1.3 $0.8 $0.5 244,000 135,000 $1.6 $0.9 $2.6 379,000 Full-Time Employees ~700 ~400 ~300 % Increase Above Current SJW / CTWS: Pro Forma Combined Size: 64% / 158% 65% / 186% 55% / 181% 75% / 130% Note: Unless otherwise noted, metrics based on data as of 12/31/17; respective enterprise values based on market close as of March 14, 2018 1 Pro forma enterprise value based on standalone SJW enterprise value and CTWS enterprise value at the 1.1375x exchange ratio

Constructive Regulatory Mechanisms in Each State CA Future test year Balancing and memorandum accounts Cost of capital proceeding outside of general rate case CT Water Infrastructure and Conservation Adjustment (WICA) Water Revenue Adjustment (WRA) mechanism 180-day statutory time frame for rate proceedings ME Streamlined rate case Water Infrastructure Surcharge (WISC) Water revenue adjustment mechanism TX Historical test year Recovery of reasonable operating costs and a fair rate of return Recently moved to PUCT regulation from Texas Commission on Environmental Quality (TCEQ) CA CT ME TX

Experienced Combined Management Team with Record of Execution, Regional Focus, and Dedication Eric Thornburg Chairman, President and Chief Executive Officer (35 years of water utility experience) Jim Lynch Chief Financial Officer (8 years with SJW) Kristen Johnson Chief Human Resource Officer (11 years with CTWS) Maureen Westbrook Senior Vice President of External Affairs (30 years with CTWS) Will leverage respective expertise across the platform while maintaining commitment to local markets David Benoit President of New England Region (22 years with CTWS) Andy Gere President and Chief Operating Officer of San Jose Water (23 years with SJW) Tom Hodge President of SJWTX (16 years with SJW) Richard Knowlton President of Maine Water Company (25 years with CTWS) Andrew Walters Chief Administrative Officer (4 years with SJW) Suzy Papazian General Counsel and Corporate Secretary (13 years with SJW)

Financial profile

93% Regulated Earnings Across Diversified Geographic and Regulatory Markets Net Income by Segment Net Income by State Regulated 91% Unregulated 9% Regulated 95% Unregulated 5% Regulated 93% Unregulated 7% + Note: Based on 2017 net income

Consistent Earnings Growth SJW and CTWS Historical Recurring Earnings Per Share1 2013-2017 SJW CAGR: +21.0% 2013-2017 CTWS CAGR: +6.4% Source: Company filings, investor presentations 1 SJW recurring earnings exclude impact of property sales, CWT stock sales, and non-recurring regulatory adjustments

Stable and Consistent Dividend Growth Combined company is expected to continue both SJW’s and CTWS’s strong track record of consistent dividend growth SJW has paid a dividend for the last 74 consecutive years and has increased the annual dividend in each of the last 50 years CTWS has paid a dividend for the last 62 consecutive years and has increased the annual dividend in each of the last 48 years Upon closing, the combined company is expected to establish a dividend at least equivalent to SJW’s announced 2018 annual dividend of $1.12 per share1 SJW Historical Dividend per Share CTWS Historical Dividend per Share 2013 – 2017 CAGR: +9.3% 2013 – 2017 CAGR: +4.6% 1 Subject to market conditions and Board approval 2 Includes $0.17/share special dividend declared in November 2017 and paid in December 2017 2

Record of Delivering Premium Shareholder Returns Total Shareholder Return (%) 3-Year 5-Year 7-Year Source: Bloomberg as of 03/14/2018; Reflects share price appreciation and dividend return; Assumes dividend reinvestment in the security

Rate Base Growth Supported by Enhanced Capital Plan Pro Forma Capex Profile ($MM) Selected Investment Opportunities Pipeline replacement programs Annual replacement of at least 1– 2% of pipes across all four states of operation with approximately $75mm invested annually Supported by constructive recovery mechanisms (e.g. WICA, WISC in Connecticut and Maine) Saco, Maine Surface Water Treatment Facility Opportunity for significant “generational investment” with new facility planned to replace plant in service since 1884 Montevina Water Treatment Plant (California) Replacement of original 43-year old treatment process infrastructure with state-of-the art ultrafiltration membrane technology CPUC approved the $62mm project Standalone Pro forma CTWS SJW

Commitment to Credit Quality and Balance Sheet Strength Merger rationale underscores commitment to build a stronger, more stable utility enterprise with greater diversification and operating cash flow Combined resources create substantial liquidity to fund existing capital requirements and incremental growth opportunities Increased scale helps to improve access to capital markets and stock liquidity Pro forma credit metrics expected to support solid “A” investment-grade credit profile Contemplated share repurchase optimizes the pro forma balance sheet while retaining financial flexibility and strong “A” credit profile

TIMELINE

Clear Path to Close by Year-End 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Merger Announcement SJW / CTWS Shareholder Approvals CT PURA, ME PUC and Applicable Federal Regulatory Approvals File Proxy Statement Develop and Initiate Transition / Integration Plans Expected Transaction Close

Creating a Leading Water Utility Company Well positioned to deliver continued superior shareholder returns and best-in-class customer service More diverse, stable and higher earnings growth profile than could be achieved standalone Ability to leverage nationwide footprint to pursue attractive capital deployment opportunities Robust dividend growth supported by solid investment grade balance sheet Experienced management teams with proven track records of success

Additional Information Additional Information and Where to Find It In connection with the proposed transaction between SJW Group and Connecticut Water, SJW Group will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of SJW Group and Connecticut Water that also constitutes a prospectus of SJW Group. SJW Group and Connecticut Water may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus, Form S-4 or any other document which SJW Group or Connecticut Water may file with the SEC. INVESTORS AND SECURITY HOLDERS OF SJW GROUP AND CONNECTICUT WATER ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Form S-4 and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by SJW Group and Connecticut Water through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by SJW Group will be made available free of charge on SJW Group’s investor relations website at https://sjwgroup.com/investor_relations. Copies of documents filed with the SEC by Connecticut Water will be made available free of charge on Connecticut Water’s investor relations website at https://ir.ctwater.com/. No Offer or Solicitation   This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.   Participants in the Solicitation   SJW Group, Connecticut Water and certain of their respective directors and officers, and other members of management and employees, may be deemed to be participants in the solicitation of proxies from the holders of SJW Group and Connecticut Water securities in respect of the proposed transaction. Information regarding SJW Group’s directors and officers is available in SJW Group’s annual report on Form 10-K for the fiscal year ended December 31, 2017 and its proxy statement for its 2018 annual meeting dated March 6, 2018, which are filed with the SEC. Information regarding Connecticut Water’s directors and officers is available in Connecticut Water’s annual report on Form 10-K for the fiscal year ended December 31, 2017, (which will be filed today, and its proxy statement for its 2017 annual meeting dated March 30, 2017, which is filed with the SEC. Investors may obtain additional information regarding the interest of such participants by reading the Form S-4 and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by SJW Group and Connecticut Water. These documents will be available free of charge from the sources indicated above.